UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2023

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange
Warrants to purchase common stock expiring 2025	OUST WSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2023 (the “Closing Date”), Ouster, Inc., a Delaware corporation (the “Company”) entered into the Credit Line Account Application and Agreement for Organizations and Businesses (the “Credit Agreement”) by the Company as the borrower, and the Addendum to Credit Line Account Application and Agreement (the “Addendum”; and the Credit Agreement as amended, modified, and/or supplemented by the Addendum, the “Agreement”) by and among the Company, and UBS Bank USA (the “Bank”), and UBS Financial Services Inc. The facility under the Agreement matures and terminates on August 2, 2025 (the “Maturity Date”).

The Agreement provides the Company with a revolving credit line of up to $45.0 million, subject to certain terms and conditions. The Company borrowed $44.0 million on the Closing Date, and all of the proceeds were used to prepay and terminate the Company’s term loan facility with Hercules Capital, Inc. on October 25, 2023. The Company anticipates that interest payable on borrowings under the Agreement will be substantially less than the interest payable on the term loan facility with Hercules Capital, Inc, and that the new Agreement will provide more operational flexibility.

Pursuant to the terms of the Agreement, the Company shall maintain minimum liquidity, comprised of unencumbered cash and cash equivalents, U.S. treasuries and other assets acceptable to the Bank, of $52.0 million in an account maintained with the Bank or its affiliates at all times. This amount is expected to appear as restricted cash on the Company’s balance sheet. As collateral for the facility, the Company has agreed to maintain securities accounts with the Bank or its affiliates with deposits in an amount sufficient to meet the collateral value as determined by the Bank pursuant to the Agreement. The facility under the Agreement is secured by the Company’s assets in securities accounts and any other accounts maintained with the Bank or its affiliates, and any supporting obligations, general intangibles and other rights ancillary or attributable to such assets, subject to customary exceptions.

The loan bears interest at a rate equal to (x) for variable rate loans, the sum of (i) the applicable SOFR average plus 0.110%, plus (ii) 1.20%, and (y) for fixed rate loans, the sum of either (1) CME Term Rate or (2) the U.S. Treasury Rate, as applicable, as determined based on the duration of the advance, plus the applicable liquidity premium with a range of 0.15% to 0.50%, as set forth in the Agreement. Interest payments are due (x) for variable rate loans, on the last day of each calendar month, and on each date that any portion of the principal amount is due, including on the Maturity Date, and (y) for fixed rate loans, on the last day of the applicable interest period, and on each date that any portion of the principal amount is due, including on the Maturity Date. The Company may repay any variable rate loans at any time in whole or in part, without penalty. The Company may repay any fixed rate loans in whole, but not in part, subject to certain breakage costs.

The Company shall pay an unused line fee in an amount equal to (i) the commitment amount of $45.0 million less the average daily balance of the sum of the principal amount of the obligations outstanding during the preceding calendar quarter, multiplied by (ii) 0.50% per annum, and such unused line fee is payable quarterly in arrears on the last day of each calendar quarter.

The Agreement also contains affirmative and negative covenants customary for a credit line of this type, including requirements for maintenance of the collateral accounts and certain limitations on withdrawal of cash from such collateral accounts. The Agreement also provides for customary events of default, including, among others, non-payment, failure to maintain an amount equal to the greater of (x) the outstanding loans and (y) the collateral value as determined by the Bank, in the securities accounts maintained with the Bank, bankruptcy, or breach of a covenant, representation and warranty.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as

“anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “may,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements, other than statements of historical fact, including statements regarding anticipated interest expense savings from the prepayment of the term loan facility with Hercules Capital, Inc., operational flexibility under the Agreement and the Company’s future restricted cash balances, are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to: risks related to the Company’s limited operating history and history of losses; the negotiating power and product standards of its customers; fluctuations in its operating results; risks related to indebtedness; and the important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as are updated from time to time in the Company’s other filings with the SEC. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as may be required by law, even if subsequent events cause its views to change.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Line Account Application and Agreement for Organizations and Businesses and Addendum, dated October 25, 2023, by and between the Company, UBS Bank USA, and UBS Financial Services Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.

Date: October 31, 2023	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer